UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Cracker Barrel Old Country Store, Inc.

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Cracker Barrel Old Country Store, Inc. (the “Company”) used the following presentation at the Wells Fargo 2013 Retail & Restaurants Summit beginning on October 1, 2013. This presentation was also posted to the Company’s “Proxy Contest” webpage on the Company’s website at http://investor.crackerbarrel.com.

Cracker Barrel

Old Country Store

Wells Fargo

2013 Retail & Restaurants Summit

October 1, 2013

Cracker Barrel

Old Country Store

Safe Harbor statement

Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) urges caution in considering current trends and earnings guidance disclosed in this presentation. Except for specific historical information, matters discussed in this presentation are forward looking statements that involve risks, uncertainties and other factors that may cause actual results and performance of the Company to differ materially from those expressed or implied in this discussion. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995.

More detailed information on risks, uncertainties, and other factors is provided in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), press releases and other communications.

Cracker Barrel

Old Country Store

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2013 Annual Meeting. Cracker Barrel has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from Cracker Barrel shareholders for the 2013 Annual Meeting. When completed, a definitive proxy statement and a form of proxy will be mailed to Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WITH RESPECT TO THE 2013 ANNUAL MEETING, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC in connection with Cracker Barrel’s 2013 Annual Meeting. Information regarding the direct and indirect beneficial ownership of Cracker Barrel’s directors and executive officers in Cracker Barrel securities is set forth in the proxy statement and other materials to be filed with the SEC in connection with Cracker Barrel’s 2013 Annual Meeting. Shareholders will be able to obtain the proxy statement, any amendments or supplements to the proxy statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

This presentation contains excerpts from certain previously published material. Unless otherwise indicated, consent of the author and publication to use the material as proxy soliciting material has not been sought or obtained.

Cracker Barrel

Old Country Store

A truly unique brand and experience

Highly differentiated concept providing wholesome connections to our guests

Our 624 old-fashioned country stores welcome 215 million guests a year

Approximately $2.6B in annual revenues with roughly 20% coming from our retail business

Welcome break for travelers across 42 states…travelers make up approximately 40% of our business

Cracker Barrel

Old Country Store

Quality ingredients hand-crafted with care

USDA Grade AA real butter

Florida orange juice

Oven roasted turkey breasts

Sugar cured ham steaks

Arabica coffee beans

USDA domestic ground beef

Russet Burbank potatoes

Grade A pure sour cream

USDA Choice chuck roast 1/2” thick

Whole hog smoked sausage

USDA choice country fried steak

Grade A farm fresh eggs

USDA inspected chicken tenderloins

USDA Grade AA real butter

Trans Fat and cholesterol free vegetable oil

Farm raised rainbow trout

Dumplins hand-rolled daily

Wild Maine blueberries

Freshly brewed iced tea

Real mashed potatoes

Scratch biscuits with real buttermilk

Natural Colby cheese

Real Half & Half

All natural vanilla bean ice cream

Biscuit steak cut from the tenderloin

Long-cured country ham

Wild caught North Atlantic Haddock and Cod

Farm raised domestic catfish

Westminster Thin SquareTM crackers

Stewart’sTM Root Beer and Orange n’ Cream Soda

Earl GreyTM decaffeinated tea

TwiningTM Darjeeling tea

Dickinson’sTM preserves and jam

Hickory smoked thick sliced bacon

Cracker Barrel

Old Country Store

Retail is integral to the Cracker Barrel experience

The experience begins with rockers on the front porch… which are also the top seller

The retail shop doubles as a guest waiting area…and produces sales per square foot of approximately $400 and gross margins around 50%

Emphasis on nostalgic and unique merchandise with a large selection of items under $20

– Apparel

– Branded Food

– Toys and Games

– Music

Cracker Barrel

Old Country Store

We’ve been successful delivering the guest experience

TECHNOMIC

Winner in Food and Beverage category among all full service chains – Technomic’s inaugural Chain Restaurant Consumers’ Choice Awards

#1 Family Dining Restaurant and Top Honors in Food Quality, Service, Cleanliness, Menu Variety, Atmosphere, Reputation, Craveability, Likely to Return and Likely to Recommend - Nation’s Restaurant News, Consumer Picks 2013 National Survey

NATION’S Restaurant News CONSUMER PICKS

THE NEWS LEADER OF THE FOODSERVICE INDUSTRY WWW.NRN.COM

“Best Breakfast” among Family Dining Chains - Zagat’s 2010 & 2011 Consumer Surveys

Top of the Full-Service Restaurants in Casual and Family Dining - Consumer Brand Metrics Program, Technomic, Inc.

ZAGAT

Top “Family Dining” Chain for 19 Consecutive Years in “Choice in Chains” Annual Consumer Survey - Restaurants & Institutions Magazine

FORTUNE

“America’s Most Admired Companies” for the food service industry 12 consecutive years - Fortune

Best National Restaurant Chain in Readers’ Choice awards - Packaged Travel Insider

Insider READERS’ CHOICE AWARD

Gold Award – Courier Magazine’s Favorite Group Friendly Restaurant - NTA Tour Operators

Cracker Barrel

Old Country Store

Standing out in a sea of sameness

Cracker Barrel is perceived to be more unique than its competitors

Technomic Brand Metrics Study - Brand Uniqueness

45 40 35 30 25 20 15 10 5 0

Cracker Barrel

Old Country Store

Brand A Brand B Brand C Brand D Brand E Brand F Brand G Brand H Brand I

Applebee’s Neighborhood Grill & Bar

chili’s

Bob Evans RESTAURANT

Steak ‘n Shake FAMOUS FOR STEAKBURGERS

Cracker Barrel

Old Country Store

Red Lobster

Olive Garden

OUTBACK STEAKHOUSE

Denny’s

IHOP

-Source: Technomic Consumer Brand Metrics Study – Q1 2011 – 2013; * Brands include: Cracker Barrel, Applebee’s, Bob Evans, Chili’s, Denny’s, IHOP, Olive Garden, Outback, Red Lobster, Steak n’ Shake; Rating significantly lower than Cracker Barrel at the 95% level of confidence

Cracker Barrel

Old Country Store

Leader in eight of ten categories

Cracker Barrel

Old Country Store

Brand A Brand B Brand C Brand D Brand E Brand F Brand G Brand H Brand I

Rank % % % % % % % % % %

Menu Variety 1st 65 50* 56* 51* 52* 55* 57* 53* 63 49*

Availability of Healthy Options 1st 53 46* 48* 40* 40* 43* 49* 43* 48* 28*

Welcoming, comfortable atmosphere 1st 71 54* 59* 55* 46* 50* 65* 66* 65* 50*

Kid-friendly 1st 63 45* 51* 45* 47* 52* 47* 43* 44* 50*

Portion for price paid 1st 66 54* 57* 53* 52* 52* 60* 55* 58* 50*

Ability to provide value through high-quality menu items 1st 59 44* 50* 45* 40* 43* 51* 51* 53* 44*

Prices relative to other, similar restaurants 1st 57 42* 44* 39* 41* 40* 43* 40* 41* 42*

Food Quality 1st 73 58* 63* 50* 51* 57* 69* 70 73 57*

Food Taste & Flavor 2nd 72 59* 65* 62* 53* 59* 70 72 75 61*

Pleasant, Friendly Service 2nd 76 67* 73 69* 64* 64* 74 77 76 67*

Source: Technomic Consumer Brand Metrics Study Q1 2011 – Q1 2013; * Brands include: Cracker Barrel, Applebee’s, Bob Evans, Chili’s, Denny’s, IHOP, Olive Garden, Outback, Red Lobster, Steak n’ Shake. *Rating significantly lower than Cracker Barrel at the 95% level of confidence (Base: approx. 930 respondents per chain)

Crackel Barrel

Old Country Store

Consistently Casual beating Dining Knapp-TrackTM

Rolling 4-week Sales Average

FY 2012 Q4 FY 2013 Q1 FY 2013 Q2 FY 2013 Q3 FY 2013 Q4

Percent Variance Over Prior Year

-10.0% 5.0% 0.0% -5.0% -10.0%

Knapp-Track

Cracker Barrel

May-12

Jun-12

Jul-12

Aug-12

Sep-12

Oct-12

Oct-12 Nov-12

Dec-12

Jan-13

Feb-13

Mar-13

Apr-13

May-13

Jun-13

Jul-13

Seventh quarter of positive Same Store traffic growth

26 out of the last 29 quarters we have outperformed the Knapp

Track Casual Dining Index

Crackel Barrel

Old Country Store

CBRL relative performance

All indices using market capitalization weighting methodology

Indexed Price

160%

150%

140%

130%

120%

110%

100%

90%

80%

Sep-2012

Nov-2012

Jan-2013

Mar-2013

May-2013

July-2013

Sep-2013

CBRL

54.8%

36.0%

19.0%

18.5%

16.8%

7.0%

Daily from 26-Sep-2012 to 26-Sep-2013

Cracker Barrel Old Country

S&P 600 Restaurant Index

Restaurant Peer

S&P 1500 Restaurant Index

S&P 500 Restaurant Index

S&P 500 Index

Source: Bloomberg as of 18-Jun-2013

Note: Restaurant Peers includes BH, BOBE, EAT, CAKE, DRI, DENN, RT, TXRH. S&P 500 Restaurant Index includes the restaurant companies in the S&P 500 Index: CMG, DRI, MCD, SBUX, YUM. S&P 600 Restaurant Index includes the restaurant companies in the S&P 600 Index: BJRI, BH, BWLD, CEC, CBRL, DIN, JACK, PZZA, RRGB, RT, RUTH, SONC, TXRH. S&P 1500 Restaurant Index includes the restaurant companies in the S&P 1500 Index: BJRI, BH, BOBE, EAT, BWLD, CEC, CAKE, CMG, CBRL, DRI, DIN, DPZ, JACK, MCD, PNRA, PZZA, RRGB, RT, RUTH, SONC, SBUX, TXRH, WEN, YUM.

Cracker Barrel

Old Country Store

Since 1969, our mission has been Pleasing People®

AN OUTSTANDING EMPLOYEE EXPERIENCE

AN OUTSTANDING GUEST EXPERIENCE

IMPROVED SALES & TRAFFIC

ENHANCE THE CORE

Grow same store sales with menu development and retail merchandise that meet guests’ evolving needs and reinforce the brand

Maintain our marketing message of quality and value and deliver a consistent guest experience while improving margin

EXPAND THE FOOTPRINT

Evolve the store prototype to increase new unit profitability

Moderate new store growth with a continued focus on best locations and consistent execution

EXTEND THE BRAND

Extend the power of the Cracker Barrel brand beyond the physical stores

Create long-term value through new revenue streams

Cracker Barrel

Old Country Store

Business priorities for FY 2014

1Focus on Better-for-You menu additions and reinforce Everyday Value

Introduce better-for-you menu items with our Wholesome Fixin’s program launch

Increase value proposition with menu and process adjustments designed to increase overall guest satisfaction while maintaining our affordable price points

2 Continue messaging in support of the brand, menu, and merchandise

Continue “Handcrafted” marketing campaign with additional national television during the first quarter to support the Wholesome Fixin’s launch

3 Drive retail sales with quality, depth, and breadth of the merchandise assortment

Increase the quality and number of themes

Create consistency with promotions and inventory pipeline to smooth the sales curve

4 Focus on improving operations and margins by applying technology and process improvements

Evolve the employee and guest experiences

Implement technology to improve through-put, efficiencies and food quality

Streamline processes to increase labor productivity

5 Maximize long-term total shareholder value

Grow the quarterly dividend over time

Reinvest capital in the business to support existing stores and expand the footprint with modest new unit growth

Extend the brand outside the four walls

Cracker Barrel

Old Country Store

Consistent EPS Growth

Adjusted* Annual EPS

$5.25

$5.00

$4.75

$4.50

$4.25

$4.00

$3.75

$3.50

$3.25

$3.00

$3.62

$3.81

$4.34

$4.97

FY2010 FY2011 FY2012 FY2013

* Adjusted EPS is a non- GAAP financial measure that reflects operating results that are more indicative of the

Company’s ongoing operating performance and improves comparability to prior year periods. Please see attached appendix or the Company’s Investor Relations website at www.crackerbarrel.com for a full reconciliation to GAAP accounting.

Cracker Barrel

Old Country Store

Competitive dividend

Dividend Yield

2.9%

4.5%

2.3%

2.3%

1.3%

1.9%

Peer Median: 1.9%

0 0 0

CBRL DRI BOBE EAT TXRH CAKE BH DENN RT

DARDEN Bob Evans® Farms TEXAS The Cheesecake Factory BIGLARI HOLDINGS INC. Denny’s Ruby Tuesday

Dividend Payout Ratio1

60.9%

70.1%

52.1%

43.6%

43.6%

29.8%

Peer Median: 43.6%

0 0 0

CBRL(2) DRI BOBE EAT TXRH CAKE BH DENN RT

DARDEN Bob Evans Farms® TEXAS The Cheesecake Factory BIGLARI HOLDINGS INC. Denny’s Ruby Tuesday

(1) Calculated as latest annualized dividend per share divided by latest twelve months reported diluted earnings per share. Adjusted earnings per share diluted earnings per share from continuing operations used where disclosed by each company.

(2) Please see appendix for adjusted EPS to GAAP reconciliation.

Source: Yahoo Finance Note: Market data as of 9-16-2013 15

Cracker Barrel

Old Country Store

A strong brand, well-positioned to continue to deliver shareholder value

We believe Cracker Barrel is well positioned because:

A truly unique brand and guest experience

Proven executive team led the Company through a strong fiscal year

Strategy built on past success which provides a long runway of shareholder value creation

ENHANCE THE CORE

EXPAND THE FOOTPRINT

EXTEND THE BRAND

Crakcer Barrel

Old Country Store

Appendix

Adjusted EPS to GAAP reconciliation

2013 GAAP Adj (1)(2)(3) Adj 2013 2012 GAAP Adj (1)(2) 53rd Week Adj 2012 2011 GAAP Adj (1)(2) Adj 2011

EPS $4.90 $0.07 $4.97 $4.40 $0.21 ($0.27) $4.34 $3.61 $0.20 $3.81

(1) Charges and tax effects of the proxy contest concluded at the Company’s annual meeting of shareholders.

(2) Severance, other charges and tax effects related to organizational changes.

(3) Provision for taxes adjusted to exclude the $2.1 million prior year favorable effect of the retroactive reinstatement of the work opportunity tax credit.